Exhibit 10.7




THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                                    DEBENTURE


                          ITEC ENVIRONMENTAL GROUP INC.


                            5% Convertible Debenture


                               Due June ___, 2006


No.  001                                                              $ 190,000

          This Debenture is issued by ITEC ENVIRONMENTAL GROUP INC., a Delaware corporation (the "Company"), to CORNELL CAPITAL PARTNERS, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

                                   ARTICLE I.

          Section 1.01 Principal and Interest. For value received, on June __, 2003, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of One Hundred Ninety Thousand Dollars(US $190,000), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either
 (a) paid to the Holder on the third (3rd) year anniversary from the date hereof or (b) converted in accordance with Section 1.02 herein.

          Section 1.02 Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, every twenty (20) trading days commencing thirty (30) calendar after
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 the registration  statement filed pursuant to the Registration Rights Agreement dated the date hereof, is declared effective by the United States Securities and Exchange Commission until payment in full of this Debenture, a principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share ("Common Stock") equal to twenty percent (20%) of the twenty (20) trading days, preceeding the date of conversion, average trading dollar amount of the Company's Common Stock, at the price per share (the "Conversion Price") equal to one hundred percent (100%) of the lowest closing bid price of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the "Closing Bid Price") for the three (3) days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a "Conversion Price". As used herein, "Principal Market" shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this
 Debenture,   the  Holder  hereof  shall   deliver   written   notice   thereof,
 substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.


          Section 1.03 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

          Section 1.04 Right of Redemption. The Company at its option shall have the right to redeem, with thirty (30) business days advance written notice (the "Redemption Notice"), a portion of or all of the outstanding principal sum under this Debenture. The redemption price shall be equal to one hundred percent (100%) multiplied by the portion of the principal sum being redeemed, plus any accrued and unpaid interest. Once the Company has issued to the Holder a Redemption Notice, the Holder may continue to convert this Debenture, in accordance with Section 1.02 hereof, for the thirty (30) day business period after the Holder receives the Redemption Notice.

          Section 1.05 Registration Rights. The Company shall be obligated to register resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights Agreement").

         Section 1.06 Interest Payments. The interest so payable will be paid at in the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to pay interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

          Section 1.07 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

          Section 1.08 Subordinated Nature of Debenture. This Debenture and all payments hereon, including principal or interest, shall be subordinate and junior in right of payment to all accounts payable of the Company incurred in the ordinary course of business and/or bank debt of the Company not to exceed $190,000.

ARTICLE II.

          Section 2.01 Amendments and Waiver of Default. The Debenture may not be amended with the consent of the Holder. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

ARTICLE III.

          Section 3.01 Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen
 (15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Equity Line of Credit Agreement: (c) failure by the Company's transfer agent to issue Common Stock to the Holder within ten (10) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Equity Line of Credit Agreement or the Investor Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof; (e) failure by the Company to have it.

          Section 3.02 Failure to Issue Unrestricted Common Stock. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder accelerated full repayment of all debentures outstanding. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                  ARTICLE IV.

          Section 4.01 Rights and Terms of Conversion. This Debenture, in whole or in part, may be converted thirty (30) calendar after the Registration Statement is declared effective, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.02 above.

          Section 4.02 Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

          Section 4.03 Termination of Conversion Rights. The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the third (3rd ) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

          Section 5.01 Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

          Section 5.02 Consent of Holder to Sell Common Stock. Except for the Equity Line of Credit Agreement dated the date hereof between the Company and Cornell Capital Partners, LP. so long as any of the principal of or interest on this Note remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder which shall not be unreasonably withheld, issue or sell (i) any Common Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8.

                                  ARTICLE VI.

          Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:         ITEC Environmental Group Inc.
                               693 Hi Tech Parkway - Suite 3
                               Oakdale, CA 95361
                               Attention:        Michael E. Hofmann
                               Telephone:        (209) 848-3900
                               Facsimile:        (209) 848-3906

                               Sichenzia Ross Friedman Ference LLP
With a copy to:                1065 Avenue of the Americas - 21st Floor
                               New York, NY 10018
                               Attention:        Gregory Sichenzia, esq.
                               Telephone:        (212) 398-1207
                               Facsimile:        (212) 930-9425

With a copy to:                Law Offices of David A. Kagel, Esq.
                               1801 Century Park East - Suite 2500
                               Los Angeles, CA 90067
                               Attention:        David A. Kagel, Esq.
                               Telephone:        (310) 553-9009
                               Facsimile:        (310) 553-9693

If to the Holder:              Cornell Capital Partners LP
                               101 Hudson Street - Suite 3606
                               Jersey City, NJ 07302
                               Attention:        Mark Angelo
                               Telephone:        (201) 985-8300
                               Facsimile:        (201) 985-8266

With a copy to:                Butler Gonzalez LLP
                               1000 Stuyvesant Avenue - Suite 6
                               Union, NJ 07083
                               Attention:        David Gonzalez, Esq.
                               Telephone:        (908) 810-8588
                               Facsimile:        (908) 810-0973

          Section 6.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Delaware without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

          Section 6.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

          Section 6.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

          Section 6.05 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.



 IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                           ITEC ENVIRONMENTAL GROUP INC.

                                           By:
                                           Name:  Michael E. Hofmann
                                           Title:   Chief Financial Officer

                                   EXHIBIT "A"


                              NOTICE OF CONVERSION


           (To be executed by the Holder in order to Convert the Note)



TO:

          The undersigned hereby irrevocably elects to convert $ of the principal amount of the above Note into Shares of Common Stock of Freestar Technologies according to the conditions stated therein, as of the Conversion Date written below.


Conversion Date:                         ______________________________________

Applicable Conversion Price:             ______________________________________

Amount to be converted:  $               ______________________________________

Amount of Debenture unconverted: $       ______________________________________

Number of Shares of Common Stock to be
issued:                                  ______________________________________
Amount of Interest to be Converted:
                                         ______________________________________
Applicable Conversion Price:
Number of Shares of Common Stock to be
issued:                                  ______________________________________

Total Number of shares of Common Stock
to be issued:                            ______________________________________

Please issue the shares of Common Stock
in the following name and to the
following address:                       ______________________________________

Issue to:                                ______________________________________

Authorized Signature:                    ______________________________________

Name:                                    ______________________________________

Title:                                   ______________________________________

Phone Number:                            ______________________________________

Broker DTC Participant Code:             ______________________________________

Account Number:                          ______________________________________

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